Exhibit 10.1

NAME OF SUBSCRIBER: __________________________________________________________

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is by and between the undersigned and Ruthigen Inc., a publicly-traded company (the “Company”), and is being delivered in connection with the anticipated merger (the “Merger”) of Pulmatrix Inc. with and into Ruthigen Merger Corp., a wholly-owned subsidiary of the Company, with Pulmatrix Inc. continuing as the surviving corporation and a wholly-owned subsidiary of Ruthigen Inc. Your obligation to invest in the Company shall be subject to, among other things, your receipt of the Form S-4 Registration Statement declared effective by the Securities and Exchange Commission on May 4, 2015 and the Joint Proxy and Consent Solicitation Statement/Prospectus filed on May 4, 2015 pursuant to Rule 424(b)(3) (“Form S-4 Registration Statement”) in accordance with Section 2.1 below. Dawson James Securities Inc. is acting as the Placement Agent (the “Placement Agent”) for the Company in conducting a private placement (the “Private Placement”) of up to 948,555 shares of the Company’s Common Stock (“Shares”) at a purchase price of $2.75 per share. All funds received in the Private Placement shall be held in escrow in a special non-interest bearing account by Corporate Stock Transfer Inc., as escrow bank for ANB Bank (the “Escrow Agent”) and, upon fulfillment of the other conditions precedent set forth herein, shall be released from escrow and delivered to the Company at which time the securities subscribed for as further described below shall be delivered to you.

If you determine to make an investment in this Private Placement, please deliver an executed version of this Agreement and your Investor Questionnaire (as defined below) to the Placement Agent at:

Dawson James Securities Inc.

1 North Federal Highway, Suite 500

Boca Raton, FL 33432

Attn: Monique Maclaren

1. SUBSCRIPTION AND PURCHASE PRICE

1.1 Subscription. Subject to the conditions set forth in Section 2 hereof, the undersigned hereby subscribes for and agrees to purchase the number of Shares indicated on page 10 hereof on the terms and conditions described herein.

1.2 Purchase of Securities. The undersigned understands and acknowledges that the purchase price to be remitted to the Placement Agent in exchange for the Shares shall be $2.75 per Share (“Purchase Price”). Payment for the Shares subscribed for hereunder shall be made by the undersigned, by certified or bank check made payable to Corporate Stock Transfer Inc., as Escrow Agent for Ruthigen Inc., or by wire transfer of immediately available funds, contemporaneously with the execution and delivery of this Agreement to the Placement Agent, to ANB Bank, as escrow bank for the Escrow Agent, as follows:

Wire Transfer Instructions for Escrow Account

ANB Bank

3033 East First Avenue

Denver, CO 80206

ABA No. 107001232

For credit to: Corporate Stock Transfer as Escrow Agent for Ruthigen Inc.

Account No. 2000002507

2. ACCEPTANCE AND CLOSING PROCEDURES

2.1 Acceptance or Rejection.

(a) The undersigned understands and agrees that the Company reserves the right to reject this subscription for the Shares in whole or part in any order at any time prior to the Closing (as defined below) if, in their reasonable judgment, they deem such action in the best interest of the Company, notwithstanding the undersigned’s prior receipt of notice of acceptance of the undersigned’s subscription.

(b) In the event of the rejection of this subscription by the Company in accordance with Section 2.1(a), or the sale of the Shares is not consummated by the Company for any reason, this Agreement and any other agreement entered into between the undersigned and the Company relating to this subscription shall thereafter have no force or effect, and the Escrow Agent shall promptly return or cause to be returned to the undersigned the purchase price remitted to the Escrow Agent, without interest thereon or deduction therefrom.

(c) Notwithstanding anything to the contrary contained in this Agreement, in the event that the Merger has not been completed on or before the date that is June 15, 2015, unless extended by the Company and the Placement Agent, in their sole discretion, for up to thirty (30) days, the Escrow Agent shall promptly return or cause to be returned to the undersigned the purchase price remitted to the Escrow Agent, without interest thereon or deduction therefrom.

2.2 Closing. The closing of the purchase and sale of the Shares (the “Closing”) shall take place at the offices of Grushko & Mittman, P.C., counsel to the Company, at 515 Rockaway Avenue, Valley Stream, New York 11581, or such other place as determined by the Company and the Placement Agent, contemporaneously with the closing of the Merger as described in the Form S-4 Registration Statement, or such other date as is mutually agreed to by the parties. “Business Day” shall mean from the hours of 9:00 A.M. (E.T.) through 5:00 P.M. (E.T.) of a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required to be closed.

2.3 Termination. The subscription period for the Private Placement will terminate on June 15, 2015, unless extended by the Company and the Placement Agent, in their sole discretion, for up to thirty (30) days, without notice to the undersigned (the “Termination Date”). If Private Placement has not been completed on or before the Termination Date, or if the Private Placement is otherwise terminated or withdrawn, then the Escrow Agent will return to each Subscriber his, her or its subscription amount, without interest or deduction therefrom.

2.4 Placement Agent. Dawson James Securities, Inc. is acting as Placement Agent for this Private Placement. The Company will pay to Dawson James Securities, Inc. a placement agent fee of 8% of the gross proceeds received in the Private Placement. Dawson James Securities, Inc. will also be entitled to a non-accountable expense allowance equal to 1% of the gross proceeds received in the Private Placement. Dawson James Securities, Inc. holds 26,411 shares of Company common stock.

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3. INVESTOR’S REPRESENTATIONS AND WARRANTIES

The undersigned hereby acknowledges, agrees with and represents and warrants to the Placement Agent and its affiliates, as follows:

(a) The undersigned has full power and authority to enter into this Agreement, the execution and delivery of which has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the undersigned.

(b) The undersigned acknowledges his understanding that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(a)(2) of the Securities Act and the provisions of Regulation D promulgated thereunder (“Regulation D”). In furtherance thereof, the undersigned represents and warrants to the Company, the Placement Agent and their affiliates as follows:

(i) The undersigned realizes that the basis for the exemption from registration may not be available if, notwithstanding the undersigned’s representations contained herein, the undersigned is merely acquiring the Shares for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The undersigned does not have any such intention.

(ii) The undersigned is acquiring the Shares solely for the undersigned’s own beneficial account, for investment purposes, and not with view to, or resale in connection with, any distribution of the shares of Common Stock.

(iii) The undersigned has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and contingencies, and has no need for liquidity with respect to his investment in the Company.

(iv) The undersigned has not appointed a Purchaser Representative (which term is used herein with the same meaning as given in Rule 501(h) of Regulation D).

(iv) The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Shares. If other than an individual, the undersigned also represents it has not been organized for the purpose of acquiring the Shares.

(v) The undersigned is not, and has not been since the Form S-4 Registration Statement was initially filed with the Securities and Exchange Commission (“Commission”) on April 15, 2015, a stockholder of Pulmatrix Inc.

(vi) The undersigned has not independently contacted the Company or the Placement Agent as a result of any general solicitation by means of the Form S-4 Registration Statement or otherwise.

(vii) The undersigned first learned about the Private Placement from the Placement Agent and did not initially learn about the Private Placement from the Form S-4 Registration Statement or any general solicitation.

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(c) The information in the Accredited Investor Questionnaire completed and executed by the undersigned (the “Investor Questionnaire”) is accurate and true in all respects, and the undersigned is an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D.

(d) The undersigned is not relying on the Placement Agent or its affiliates with respect to economic considerations involved in this investment. The undersigned is capable of evaluating the merits and risks of an investment in the Shares as such are described in the Form S-4 Registration Statement.

(e) The undersigned represents, warrants, and agrees that he will not sell or otherwise transfer the Shares without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that he must bear the economic risk of his purchase because, among other reasons, the Shares have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available. In particular, the undersigned is aware that the Shares are “restricted securities” as such term is defined in Rule 144 unless all of the conditions of Rule 144 are met. The undersigned also understands that, except as otherwise provided herein, the Company is under no obligation to register the Shares on his behalf or to assist him in complying with any exemption from registration under the Securities Act or applicable state securities laws. The undersigned understands that any sales or transfers of the Shares are further restricted by state securities laws and the provisions of this Agreement.

(f) No representations or warranties have been made to the undersigned by the Company, Pulmatrix Inc., or the Placement Agent, or any of their respective officers, employees, agents, affiliates or subsidiaries, other than any representations of the Company contained herein and the disclosures in the Form S-4 Registration Statement, and in subscribing for Shares the undersigned is not relying upon any representations or disclosures other than any contained herein or in the Form S-4 Registration Statement.

(g) The undersigned understands and acknowledges that his purchase of the Shares a speculative investment that involves a high degree of risk and the potential loss of his entire investment.

(h) The undersigned’s overall commitment to investments that are not readily marketable is not disproportionate to the undersigned’s net worth, and an investment in the Shares will not cause such overall commitment to become excessive.

(i) The undersigned has carefully read the Form S-4 Registration Statement, as well as all other SEC Reports, and the related risk factors, which are contained in such filings. The undersigned has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of this offering, the SEC Reports and the Form S-4 Registration Statement and to obtain such additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of same as the undersigned reasonably desires in order to evaluate the investment. The undersigned understands the Form S-4 Registration Statement and SEC Reports, and the undersigned has had the opportunity to discuss any questions regarding any of the disclosure in the Form S-4 Registration Statement and SEC Reports with his counsel or other advisor. Notwithstanding the foregoing, the only information upon which the undersigned has relied is that set forth in the Form S-4 Registration Statement and SEC Reports. The undersigned does not desire to receive any further information.

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(j) The undersigned understands and agrees that the certificates for the Shares shall bear substantially the following legend until (i) such securities shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective, or (ii) in the opinion of counsel for the Company such securities may be sold without registration under the Securities Act as well as any applicable “blue sky” or state securities laws:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTEHCATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.”

(k) The foregoing representations, warranties, and agreement shall survive the Closing.

4. THE COMPANY”S REPRESENTATIONS AND WARRANTIES

The Company hereby acknowledges, agrees with and represents and warrants to each of the undersigned, as follows:

(a) The Company has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by the Company and is valid, binding and enforceable against the Company in accordance with its terms.

(b) The Shares to be issued to the undersigned pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued and will be fully paid and nonassessable.

(c) Neither the execution and delivery nor the performance of this Agreement by the Company will conflict with the Company’s Certificate of Incorporation, as amended, or ByLaws, or result in a breach of any terms or provisions of, or constitute a default under, any material contract, agreement or instrument to which the Company is a party or by which the Company is bound.

(d) After giving effect to the transactions contemplated by this Agreement and immediately after the Closing, the Company will have the outstanding capital stock as described in the Form S-4 Registration Statement.

(e) The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, the Form S-4 Registration Statement, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission (with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. There is no transaction, arrangement, or other relationship between the Company or any of its subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed. The Company has never been an issuer subject to Rule 144(i) under the Securities Act.

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(f) Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of this Agreement, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under the Agreement (any of (i), (ii) or (iii), a “Material Adverse Effect”), (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, and (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock. The Company does not have pending before the Commission any request for confidential treatment of information. No event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been so disclosed.

(g) On or prior to the Closing, the Company shall promptly secure the listing of the Shares related to such Closing on the NASDAQ Capital Market (subject to official notice of issuance) (but in no event later than the applicable date of Closing).

5. USE OF PROCEEDS

The proceeds from the offering of the Shares will be used as described in the Form S-4 Registration Statement.

6. INDEMNITY

The undersigned agrees to indemnify and hold harmless the Company, the Placement Agent, the Escrow Agent and their respective officers and directors, employees and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty by the undersigned, or the undersigned’s breach of, or failure to comply with, any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to the Company, its officers and directors, employees and its affiliates and each other person, if any, who controls any of the foregoing in connection with this transaction.

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7. MISCELLANEOUS PROVISIONS

7.1 Modification. Neither this Agreement, nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

7.2 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder or with respect to the Shares shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: Ruthigen, Inc., 2445 Bennett Valley Road, Suite C116, Santa Rosa, CA 95404, Attn: Hojabr Alimi, Chief Executive Officer, email: halimi@ruthigen.com, with a copy by fax only to (which shall not constitute notice): Grushko & Mittman, P.C., 515 Rockaway Avenue, Valley Stream, New York 11581, Attn: Barbara R. Mittman, Esq., fax: (212) 697-3575, (ii) if to Placement Agent, to: Dawson James Securities Inc., 1 North Federal Highway, Suite 500, Boca Raton, FL 33432, Attn: General Counsel, fax: (561) 391-5757, with a copy by fax only to (which shall not constitute notice): Schiff Hardin LLP, 901 K Street, Suite 700, Washington, DC 20001, Attn: Ralph V. De Martino, Esq., fax: (202) 778-6460, and (ii) if to the Subscribers, to: the addresses and fax numbers indicated on the signature pages hereto.

7.3 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

7.4 Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person or entity, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgements contained herein shall be deemed to be made by, and be binding upon, each such person or entity and his or its heirs, executors, administrators, successors, legal representatives and assigns.

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7.5 Assignability. This Agreement is not transferable or assignable by the undersigned.

7.6 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof except as to these matters which are required by the laws of the State of New York to be governed by the laws of the State of New York. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of this Agreement), and hereby irrevocably waives, and agrees not to assert in any action, suit or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

7.7 Waiver Of Jury Trial. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the undersigned has executed this Agreement on the ____ day of _____________, 2015

_____________________ x $2.75 for each Share = $_____________________________

Shares Subscribed For Aggregate Purchase Price

Manner in which Title is to be held (Please Check One):

1. ____ Individual	7. ____ Trust/Estate/Pension or Profit Sharing Plan Date Opened: _______________
2. ____ Joint Tenants with Right of Survivorship	8. ____ As a Custodian for _________________________________ Under the Uniform Gift to Minors Act of the State of _____________________
3. ____ Community Property	9. ____ Married with Separate Property
4. ____ Tenants in Common	10. ____ Keogh
5. ____ Corporation/Partnership/Limited Liability Company	11. ____ Tenants by the Entirety
6. ____ IRA

IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.

INDIVIDUAL SUBSCRIBERS MUST COMPLETE PAGE 8

SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE 9

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EXECUTION BY NATURAL PERSONS

Exact Name in Which Title is to be held (Please Print)

Name (Please Print)	Name of Additional Purchaser

Residence: Number and Street	Address of Additional Purchaser

City, State and Zip Code	City, State and Zip Code

Social Security Number	Social Security Number

Telephone Number	Telephone Number

Fax Number (if available)	Fax Number (if available)

Email (if available)	Email (if available)

(Signature)	(Signature of Additional Purchaser)

ACCEPTED this ____ day of ________________, 2015, on behalf of the Company.

By:
Name:
Title:

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EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY

(Corporation, Partnership, Trust, Etc.)

____________________________________________________________________________________

Name of Entity (Please Print)

Date of Incorporation or Organization: _____________________________________________________

State of Principal Office: ________________________________________________________________

Federal Taxpayer Identification Number: ___________________________________________________

Office Address: _______________________________________________________________________

____________________________________________________________________________________

Telephone Number: ____________________________________________________________________

Fax Number (if available): _______________________________________________________________

Email (if available): ____________________________________________________________________

By:
Name:
Title:

Attest:

__________________________________________

ACCEPTED this ____ day of ________________, 2015, on behalf of the Company.

By:
Name:
Title:

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